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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  August 20, 2002


                               Penton Media, Inc.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)



Delaware                                  1-14337                36-2875386
----------------------------          -------------          -------------------
(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)                File Number)          Identification No.)

1300 East Ninth Street, Cleveland, Ohio                              44114
---------------------------------------------                -------------------
(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code: 216-696-7000
                                                   --------------





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Item 5.  Other Events.

On August 22, 2002, Penton Media, Inc. (the "Company") issued a press release stating that the New York Stock Exchange has advised the Company that its stock has fallen below minimum listing criteria. The press release is attached hereto as exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         Exhibits     Description
         --------     -----------

           99.1 Press release dated August 22, 2002, stating that the New York Stock Exchange has advised the Company that its stock has fallen below minimum listing criteria.











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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     Penton Media, Inc.



                                     By:    /s/ Preston L. Vice
                                           -------------------------------------
                                           Name:  Preston L. Vice
                                           Title: Senior Vice President and
                                                   Corporate Secretary


Date:  August 22, 2002



















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                                  Exhibit Index



Exhibits                Description
--------                -----------

99.1                    Press release dated August 22, 2002.